UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2004

Discover Card Master Trust I

(Exact name of registrant as specified in its charter)

Delaware	0-23108	51-0020270

(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Discover Bank
12 Read’s Way
New Castle, Delaware	19720

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (302) 323-7434

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURES

Item 8.01. Other Events

     Series 1996-3. On December 31, 2004, Discover Bank, as Master Servicer under the Series 1996-3 Supplement, dated as of February 21, 1996, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (the “Series 1996-3 Supplement”), elected pursuant to Section 20 of the Series 1996-3 Supplement to delay the commencement of the Accumulation Period until the first day of the Due Period related to the September 2005 Distribution Date (as each such term is defined in the Series 1996-3 Supplement).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Card Master Trust I (Registrant)
By:	Discover Bank
(Originator of the Trust)

	By:	/s/ Michael F. Rickert
Michael F. Rickert
Date: December 31, 2004		Vice President, Chief Accounting Officer and Treasurer